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                                                                EXHIBIT 10.8.2

                         AMENDMENT 2 TO EMPLOYMENT AGREEMENT
                                    (ALAN KAUFMAN)

This Amendment ("Amendment") is effective as of the 30th day of December, 1995, between CHEYENNE SOFTWARE, INC., a Delaware corporation, with an office at Three Expressway Plaza, Roslyn Heights, New York 11577 ("Cheyenne") and ALAN KAUFMAN, with an address of 1150 Park Avenue, New York, New York 10128 ("Employee").

                                       RECITALS

     A. On January 1, 1993 Cheyenne and Employee entered into an Employment Agreement, as amended by Amendment 1 on October 7, 1993 (the "Agreement").

     B. Cheyenne and Employee desire to amend the Agreement, as provided for below.

     C. All capitalized terms not defined herein shall have the meaning set forth in the Agreement.

                                      AMENDMENT

  1.The Employment Period shall be extended to December 31, 1998.

  2.In Section 5(b) delete "Eight Thousand ($8,000) dollars" and replace with
        "Thirteen Thousand  Eight Hundred ($13,800) dollars."

  3.Add a new Section 5(c) as follows:

  "Cheyenne shall reimburse the Employee in an amount equal to Thirteen
        Thousand Five Hundred Dollars ($13,500) per annum for life insurance premiums, incurred by the Employee, payable in four (4) equal quarterly installments each year during the Employment Period."

  3.In Section 7, first sentence, delete "one hundred (100%) percent" and replace with "one hundred fifty (150%) percent."

  4.In Section 7, third sentence, delete "five (5) years" and replace with "ten
        (10) years."

  5.In Section 8(a), delete "January 1, 1996" and replace with "January 1,
        1999" and delete "December 31, 1996" and replace with "December 31,
        1999."


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  6.This Amendment is subject to the approval of the Cheyenne Software, Inc.
        Board of Directors.

  7.Except as amended herein, the Agreement shall remain unmodified.

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.



     CHEYENNE SOFTWARE, INC.


     By:/s/ ReiJane Huai
        -----------------


     Its: President
          ------------


     /s/ Alan Kaufman
     --------------------
     Alan Kaufman


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